Exhibit 99.1

9341 Courtland Drive NE, Rockford, MI 49351 Phone (616) 866-5500; Fax (616) 866-0257
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FOR IMMEDIATE RELEASE
CONTACT: Valerie Pesonen
248-396-6323

WOLVERINE WORLDWIDE NAMES
BRENDAN HOFFMAN as NEW PRESIDENT

Omni-channel retail veteran joining Company as part of planned CEO succession transition; also joins Board of Directors

ROCKFORD, Mich., August 11, 2020 – Wolverine World Wide, Inc. (NYSE: WWW), which operates one of the world’s largest portfolios of footwear and lifestyle brands, today announced the appointment of Brendan Hoffman as its next President and his appointment as a member of its Board of Directors, both effective on his expected start date of September 8, 2020. Hoffman will report to Blake W. Krueger, Wolverine Worldwide’s current Chairman, CEO and President. He is expected to transition over a period of time to become the future CEO of the Company.

Hoffman brings 30 years of merchandising, digital marketing and omni-channel consumer direct experience from a variety of well-known brands and retailers. Most recently, he was CEO of Vince Holding Corp., a publicly traded global contemporary fashion brand. While at Vince, Hoffman significantly increased the growth and penetration of the eCommerce and digital platforms, adapted Vince’s vertical supply chain to embrace “buy now/wear now” trends and extended the brand into bold new consumer categories.

Prior to joining Vince in 2015, Hoffman was CEO and President of Bon-Ton Stores, Inc. and President and CEO of Lord & Taylor LLC. Earlier in his career, he was CEO and President of Neiman Marcus Direct, helping to grow Neimanmarcus.com and launching Bergdorfgoodman.com, Horchow.com and other branded websites that transformed Neiman Marcus and its affiliated companies into one of the first multi-channel retailers with a $500M eCommerce business.

“Brendan is a very strong addition to the Wolverine Worldwide senior management team and his proven leadership and track record makes him the ideal person to become our next President and eventually lead Wolverine Worldwide into the next chapter of its journey,” said Krueger, who has served as Wolverine’s CEO and President since 2007. The announcement today is the result of a multi-year succession and search process. “I believe we currently have the strongest and deepest leadership team in the industry, and Brendan brings a valuable set of skills and experiences that will help our brands capitalize on the many opportunities that lie ahead. He brings a passion and strategic vision for consumer direct and omni-channel retail that is well-suited for the digital pivot and accelerated changes in consumer behavior that are now taking place in the global marketplace.”

In his role as President, Hoffman will focus on driving growth across the Company’s portfolio of lifestyle brands. The key leaders responsible for Wolverine Worldwide’s brands, digital

Exhibit 99.1
execution, advanced concepts and innovation, consumer insights and merchandising will report to Hoffman, including Jim Zwiers, Chris Hufnagel, Joelle Grunberg, Tom Kennedy and Angelo Ng.

“I’m pleased and honored to have been selected as Wolverine’s next President,” Hoffman said. “I look forward to working with the Company’s incredible team to build on the current momentum in the business and accelerate the growth of its brands in the new global environment. As a team, we will embrace a consumer direct mindset while we forge even stronger connections between global consumers and our brands. I have worked my whole career for an opportunity like this one, and I am looking forward to partnering with Blake and the Wolverine team to help drive the business forward.”

Hoffman holds a bachelor’s degree in history from the University of Pennsylvania and an MBA from the Wharton School of the University of Pennsylvania. He serves on the Board of Advisors of the Jay Baker Retail Center at Wharton and has served on many other civic, charitable and business organizations over the years. He and his family will be relocating to the Grand Rapids, Michigan area.

ABOUT WOLVERINE WORLDWIDE
Founded in 1883 on the belief in the possibility of opportunity, Wolverine World Wide, Inc. (NYSE: WWW) is one of the world’s leading marketers and licensors of branded casual, active lifestyle, work, outdoor sport, athletic, children's and uniform footwear and apparel. Through a diverse portfolio of highly recognized brands, our products are designed to empower, engage and inspire our consumers every step of the way.  The company’s portfolio includes Merrell®, Sperry®, Hush Puppies®, Saucony®, Wolverine®, Keds®, Stride Rite®, Chaco®, Bates®, and HYTEST®. Wolverine Worldwide is also the global footwear licensee of the popular brands Cat® and Harley-Davidson®.  Based in Rockford, Michigan, for more than 130 years, the company's products are carried by leading retailers in the U.S. and globally in approximately 170 countries and territories. For additional information, please visit our website, www.wolverineworldwide.com.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements, including statements regarding the Company’s expectations regarding its consumer direct operations and consumer connections. In addition, words such as "estimates," "anticipates," "believes," "forecasts," "step," "plans," "predicts," "focused," "projects," "outlook," "is likely," "expects," "intends," "should," "will," "confident," variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions ("Risk Factors") that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: the effects of the COVID-19 pandemic on the Company’s business, operations, financial results and liquidity, including the duration and magnitude of such effects, which will depend on numerous evolving factors that the Company cannot currently accurately predict or assess, including: the duration and scope of the pandemic; the negative impact on global and regional markets, economies and economic activity, including the duration and magnitude of its impact on unemployment rates, consumer discretionary spending and levels of consumer confidence; actions governments, businesses and individuals take in response to the pandemic; the effects of the pandemic, including all of the foregoing, on the Company's distributors, manufacturers, suppliers, joint venture partners and other counterparties, and how quickly economies and

Exhibit 99.1
demand for the Company’s products recover after the pandemic subsides; changes in general economic conditions, employment rates, business conditions, interest rates, tax policies and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing; the cost and availability of raw materials, inventories, services and labor for contract manufacturers; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; changes in general economic conditions and/or the credit markets on the Company’s distributors, suppliers and retailers; increases in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health; the potential breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar event; problems affecting the Company’s distribution system, including service interruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; the risk of impairment to goodwill and other intangibles; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements.

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